Baird,             City Center Square              http://www.bkd.com
Kurtz &            1100 Main Street. Suite 2700    Member of
Dobson             Kansas City, MO 64105-2112      Moores Rowland
Certified Public   816 221-6300 Fax: 816 221-6330  International
Accountants


                                 Consent of

                      Independent Certified Public Accountant


Scout Stock Fund, Inc.
UMB Bank, n.a.
Kansas City, Missouri


   We hereby consent to the use in this Post-Effective Amendment 30 to the Registration Statement under the Securities Act of 1933 and this Amendment
No. 31 to the Registration Statement under the Investment Company Act of 1940, both on Form N-1A, of our report dated July 22, 1997, accompanying and pertaining to the financial statements of Scout Stock Fund, Inc. as of June 30, 1997, which are included in such Post-Effective Amendments.



                                            BAIRD, KURTZ & DOBSON
                                            BAIRD, KURTZ & DOBSON


Kansas City, Missouri
October 17, 1997

Baird,             City Center Square              http://www.bkd.com
Kurtz &            1100 Main Street. Suite 2700    Member of
Dobson             Kansas City, MO 64105-2112      Moores Rowland
Certified Public   816 221-6300 Fax: 816 221-6330  International
Accountants


                                 Consent of

                      Independent Certified Public Accountant


Scout Regional Fund, Inc.
UMB Bank, n.a.
Kansas City, Missouri


   We hereby consent to the use in this Post-Effective Amendment 25 to the Registration Statement under the Securities Act of 1933 and this Amendment
No. 26 to the Registration Statement under the Investment Company Act of 1940, both on Form N-1A, of our report dated July 22, 1997, accompanying and pertaining to the financial statements of Scout Regional Fund, Inc. as of June 30, 1997, which are included in such Post-Effective Amendments.



                                            BAIRD, KURTZ & DOBSON
                                            BAIRD, KURTZ & DOBSON


Kansas City, Missouri
October 17, 1997

Baird,             City Center Square              http://www.bkd.com
Kurtz &            1100 Main Street. Suite 2700    Member of
Dobson             Kansas City, MO 64105-2112      Moores Rowland
Certified Public   816 221-6300 Fax: 816 221-6330  International
Accountants


                                 Consent of

                      Independent Certified Public Accountant


Scout Balanced Fund, Inc.
UMB Bank, n.a.
Kansas City, Missouri


   We hereby consent to the use in this Post-Effective Amendment 6 to the Registration Statement under the Securities Act of 1933 and this Amendment No. 7 to the Registration Statement under the Investment Company Act of 1940, both on Form N-1A, of our report dated July 22, 1997, accompanying and pertaining to the financial statements of Scout Balanced Fund, Inc. as of June 30, 1997, which are included in such Post-Effective Amendments.



                                            BAIRD, KURTZ & DOBSON
                                            BAIRD, KURTZ & DOBSON


Kansas City, Missouri
October 17, 1997

Baird,             City Center Square              http://www.bkd.com
Kurtz &            1100 Main Street. Suite 2700    Member of
Dobson             Kansas City, MO 64105-2112      Moores Rowland
Certified Public   816 221-6300 Fax: 816 221-6330  International
Accountants


                                 Consent of

                      Independent Certified Public Accountant


Scout Bond Fund, Inc.
UMB Bank, n.a.
Kansas City, Missouri


   We hereby consent to the use in this Post-Effective Amendment 30 to the Registration Statement under the Securities Act of 1933 and this Amendment
No. 31 to the Registration Statement under the Investment Company Act of 1940, both on Form N-1A, of our report dated July 22, 1997, accompanying and pertaining to the financial statements of Scout Bond Fund, Inc. as of June 30, 1997, which are included in such Post-Effective Amendments.



                                            BAIRD, KURTZ & DOBSON
                                            BAIRD, KURTZ & DOBSON


Kansas City, Missouri
October 17, 1997

Baird,             City Center Square              http://www.bkd.com
Kurtz &            1100 Main Street. Suite 2700    Member of
Dobson             Kansas City, MO 64105-2112      Moores Rowland
Certified Public   816 221-6300 Fax: 816 221-6330  International
Accountants


                                 Consent of

                      Independent Certified Public Accountant


Scout WorldWide Fund, Inc.
UMB Bank, n.a.
Kansas City, Missouri


   We hereby consent to the use in this Post-Effective Amendment 13 to the Registration Statement under the Securities Act of 1933 and this Amendment
No. 15 to the Registration Statement under the Investment Company Act of 1940, both on Form N-1A, of our report dated July 22, 1997, accompanying and pertaining to the financial statements of Scout WorldWide Fund, Inc. as of June 30, 1997, which are included in such Post-Effective Amendments.



                                            BAIRD, KURTZ & DOBSON
                                            BAIRD, KURTZ & DOBSON


Kansas City, Missouri
October 17, 1997

Baird,             City Center Square              http://www.bkd.com
Kurtz &            1100 Main Street. Suite 2700    Member of
Dobson             Kansas City, MO 64105-2112      Moores Rowland
Certified Public   816 221-6300 Fax: 816 221-6330  International
Accountants


                                 Consent of

                      Independent Certified Public Accountant


Scout Money Market Fund, Inc.
UMB Bank, n.a.
Kansas City, Missouri


   We hereby consent to the use in this Post-Effective Amendment 31 to the Registration Statement under the Securities Act of 1933 and this Amendment
No. 32 to the Registration Statement under the Investment Company Act of 1940, both on Form N-1A, of our report dated July 22, 1997, accompanying and pertaining to the financial statements of Scout Money Market Fund, Inc. as of June 30, 1997, which are included in such Post-Effective Amendments.



                                            BAIRD, KURTZ & DOBSON
                                            BAIRD, KURTZ & DOBSON


Kansas City, Missouri
October 17, 1997

Baird,             City Center Square              http://www.bkd.com
Kurtz &            1100 Main Street. Suite 2700    Member of
Dobson             Kansas City, MO 64105-2112      Moores Rowland
Certified Public   816 221-6300 Fax: 816 221-6330  International
Accountants


                                 Consent of

                      Independent Certified Public Accountant


Scout Tax-Free Money Market Fund, Inc.
UMB Bank, n.a.
Kansas City, Missouri


   We hereby consent to the use in this Post-Effective Amendment 31 to the Registration Statement under the Securities Act of 1933 and this Amendment
No. 32 to the Registration Statement under the Investment Company Act of 1940, both on Form N-1A, of our report dated July 22, 1997, accompanying and pertaining to the financial statements of Scout Tax-Free Money Market Fund, Inc. as of June 30, 1997, which are included in such Post-Effective Amendments.



                                            BAIRD, KURTZ & DOBSON
                                            BAIRD, KURTZ & DOBSON


Kansas City, Missouri
October 17, 1997